Exhibit 99.1

Baker & McKenzie LLP
12544 High Bluff Drive,
Third Floor
San Diego, CA 92130
+1 858 523 6200

Ali M.M. Mojdehi, State Bar No. 123846
Janet D. Gertz, State Bar No. 231172
Baker & McKenzie LLP
12544 High Bluff Drive, Third Floor
San Diego, CA 92130-3051
Telephone: +1 858 523 6200
Counsel for Debtor
Asyst Technologies, Inc.,
a California corporation
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA
OAKLAND DIVISION

In re	Case No. 09-43246

ASYST TECHNOLOGIES, INC., a California corporation,	Chapter 11

ASYST TECHNOLOGIES, INC.,
Debtor.	CHAPTER 11 DEBTOR AND
DEBTOR IN POSSESSION’S
MONTHLY OPERATING REPORT
FOR THE MONTH ENDING MAY 31, 2009

	Date:	n/a
	Time:	n/a
	Dept:	220
	Judge:	Chief Judge Randall J. Newsome
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CASE NO 09-43246
MONTHLY OPERATING REPORT FOR THE MONTH ENDING MAY 31, 2009

1

Baker & McKenzie LLP
12544 High Bluff Drive,
Third Floor
San Diego, CA 92130
+1 858 523 6200

TO THE HONORABLE RANDALL J. NEWSOME, CHIEF UNITED STATES BANKRUPTCY JUDGE; THE UNITED STATES TRUSTEE; AND OTHER PARTIES IN INTEREST:
     Asyst Technologies, Inc. Chapter 11 debtor and debtor in possession (“Debtor in Possession”), by and through the undersigned counsel, hereby files the Debtor in Possession’s Operating Report for the month ending May 31, 2009, pursuant to the Region 17 United States Trustee Guidelines for Chapter 11 cases.
     Respectfully submitted,

Dated: June 19, 2009	BAKER & McKENZIE LLP
	By:	/s/ Janet D. Gertz
Ali M.M. Mojdehi
Janet D. Gertz Counsel for Debtor Asyst Technologies, Inc.

CASE NO 09-43246
MONTHLY OPERATING REPORT FOR THE MONTH ENDING MAY 31, 2009

2

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re:Asyst Technologies, Inc.	Case No.	09-43246 RN 11
CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	May-09	PETITION DATE:	04/20/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in USD, thousands

		End of Current	End of Prior	As of Petition
		Month	Month	Filing
2.	Asset and Liability Structure
	a. Current Assets	$23,349	$21,988	$22,392	1)

	b. Total Assets	$88,924	$87,842	$88,342	1)

	c. Current Liabilities	$25,108	$22,782	$22,773	1)

	d. Total Liabilities	$32,911	$30,644	$30,654	1)

				Cumulative
		Current Month	Prior Month	(Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$3,837	$3,258	$7,094	1)

	b. Total Disbursements	$2,152	$313	$2,464	1)

	c. Excess (Deficiency) of Receipts Over Disbursements (a – b)	$1,685	$2,945	$4,630	1)

	d. Cash Balance Beginning of Month	$6,071	$3,126	$3,126	1)

	e. Cash Balance End of Month (c + d)	$7,756	$6,071	$7,756	1)

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(1,185)	$(489)	$(1,674	) 1)

5.	Account Receivables (Pre and Post Petition)	$1,520	$1,749

6.	Post-Petition Liabilities	$109	$20

7.	Past Due Post-Petition Account Payables (over 60 days)	$0	$0

At the end of this reporting month:		Yes		No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X	2)

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	N/A	2)

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X	3)

12.	Is the estate insured for replacement cost of assets and for general liability?	X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes		; 4)	U.S. Trustee Quarterly Fees ; Check if filing is current for: Post-petition

	tax reporting and tax returns:	X	. 4)

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Footnotes:

1)	Financial information as of April 20, 2009 (the “Petition Date”) was obtained from the Debtor’s internal trial balance and the Schedules of Assets and Liabilities and subsequent amendments filed with the court. Financial information for the end of prior month and end of current month were also obtained from the Debtor’s internal trial balance prepared on a US GAAP accrual basis save for cash balances unless where noted.

2)	Ordinary course payments to non-restructuring professionals were made for patent fee applications. As these payments were not issued under the Final Cash Collateral order, the law firm that received this payment issued the Company a check in June 2009 to return the funds.

3)	Post-petition payroll and expense reimbursements have been made to current officers of the Company in the ordinary course of the Company’s business.

4)	No post-petition taxes were due as of May 31, 2009. In addition, the timing of tax return preparation is subject to the senior secured lenders and have been subject to extensions with the applicable taxing authority.
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 6/19/09	/s/ Paula C. LuPriore
Responsible Individual

ASYST TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS

		Cumulative
	From	from Petition
In USD	5/1/09 to 5/31/09	Date
3rd Party Sales	1,861,781	2,243,687
Cash Discount	(570)	(1,444)
Change In SAB 101 Defer Rev — Inc/(Exp)	358,004	418,518

Total External Revenue	2,219,216	2,660,762
Subsidiary Sales	(21,411)	(53,575)

Total Business Unit Generated Sales	2,197,805	2,607,186

COGS — Material Unburdened	439,653	468,046
COGS — Warranty	50,256	55,948
COGS — WIP Variance	(1,866)	(1,866)
COGS — Service L&OH(Absorbed)	315,193	494,543
COGS — Service L&OH(Over/Under Absorbed)	140,159	200,315
COGS — Other Costs of Goods	26,383	35,177
COGS — Freight	11,812	11,812
COGS — Inventory E&O	27,587	33,767

Total 3rd Party COGS	1,009,178	1,297,743
Subsidiary COGS	5,203	5,203

Sub Total COGS	1,014,380	1,302,946

Base Labor	54,315	77,593
Fringe Benefits	17,797	24,258
Outside Services	22,884	22,884
Employee Costs	(2,651)	(2,651)
Other Variable	5,464	5,464
I/S/Telecom	6,503	10,617
Facilities Expenses	27,193	34,793
Depreciation	9,139	12,185
Other Fixed Expenses	2,651	2,651

MFG Spending	143,295	187,794

Total Cost of Goods Sold	1,157,675	1,490,740

Gross Profit	1,040,130	1,116,446

Gross Margin%	47%	43%

Base Labor	957,370	1,364,369
Fringe Benefits	340,899	483,324
Temporary Labor & Consulting	6,370	6,370
Bonus/Commission/Overtime	72,787	72,787
Project Material	16,488	16,488
Outside Services	88,227	88,227
Expenses Equipment/R&M	15,706	15,706
Travel & Entertainment	11,291	11,291
Employee Costs	3,951	3,951
Advertising/Promotion/Trade Shows	9,870	9,870
Professional Fees	803,400	968,400
Software Purchases (Expensed)	27,611	27,611
Other Variable	37,449	41,449
I/S/Telecom	49,553	52,772
Facilities Expenses	193,540	242,964
Depreciation	247,382	330,988
Other Fixed Expenses	(55,571)	(75,503)
Service L&OH — Subsidiary Warranty recovery	(97,623)	(97,623)
Service L&OH — Absorbed to COGS	(314,182)	(466,354)
Service L&OH — Over/Under Absorbed	(99,614)	(199,556)
Service L&OH — Charged to WIP	(29,387)	(29,387)

Operating Expenses	2,285,515	2,868,141

Income (Loss) After Overhead	(1,245,385)	(1,751,695)
Restructuring	—	—
Total Operating Expenses	2,285,515	2,868,141

Operating Income (Loss)	(1,245,385)	(1,751,695)

Other Expense/(Income)	2,481	2,481
Transactional FX Losses/(Gains)	(10,664)	(10,664)

Total Other (Income) & Expenses	(8,183)	(8,183)

Loss Before Interest & Taxes	(1,237,202)	(1,743,511)

Third Party Interest (Income)	(181)	(181)
Subsidiary Interest Expense (Income)	(51,783)	(69,218)

Net Interest Expense/(Income)	(51,964)	(69,399)

Income (Loss) before & Taxes	(1,185,238)	(1,674,112)

Corporate Income Tax[1]	—	—

Net Income/(Loss)	(1,185,238)	(1,674,112)

Footnotes:

1)	Corporate tax accounts have not been finalized and are subject to change.

2)	Financial forecast and budget is available in the FINAL ORDER PURSUANT TO 11 U.S.C. §§ 105, 361, 362, 363, 503 AND 507, AND BANKRUPTCY RULE 4001; (I) AUTHORIZING DEBTOR TO USE CASH COLLATERAL; (II) GRANTING REPLACEMENT LIENS; (III) GRANTING ADEQUATE PROTECTION; AND (IV) MODIFYING AUTOMATIC STAY. [Dkt. #140]

ASYST TECHNOLOGIES, INC.
BALANCE SHEET

	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]
ASSETS:
Cash And Equivalents — Unrestricted [2]	3,038,152	7,564,303

Cash and Short Term Investments	3,038,152	7,564,303

Trade Accounts Receivables	3,925,902	2,464,761
Allowance For Doubtful Debts	(945,223)	(945,223)

Net Trade Receivables	2,980,679	1,519,537

Receivables From Employees	7,500	6,575
Other Non Trade Receivables	788,284	788,284

Net Non-Trade Receivables	795,784	794,859
Accounts Receivable, Net	3,776,463	2,314,397

Receivable/(Payable) from Subsidiaries	10,765,948	9,084,570

Raw Materials	2,932,312	2,935,678
Inventory Reserve	(4,825,161)	(4,839,758)
Work-in-Progress	102,583	110,880
Finished Goods	278,324	321,748
Parts	4,856,632	4,570,705
Other Work-in-Progress	31,019	93,645

Total Inventory	3,375,709	3,192,898

Deferred Tax Asset[3]	(2,165)	(2,165)
Prepaid Expenses	1,437,700	1,194,651

Total Current Assets	22,391,807	23,348,654

Leasehold Improvements	7,340,030	7,340,030
Machinery & Equipment	9,080,778	9,084,747
Office Equipment, Furniture & Fixtures	13,136,711	13,136,711

Total Gross PP&E	29,557,519	29,561,488

Accum Depreciation — Leasehold Improve	3,304,983	3,426,672
Accum Depreciation — Machinery & Equip	6,484,537	6,628,080
Accum Depreciation — Off Equip Furn Fix	11,561,686	11,639,627

Total Accumulated Depreciation	21,351,206	21,694,379
Net PP&E	8,206,313	7,867,109

Gross Goodwill	7,061,892	7,061,892
Accum Amortization — Goodwill	(3,664,064)	(3,664,064)

Net Goodwill	3,397,828	3,397,828

Gross Licenses/Patents	5,251,830	5,251,830
Accum Amortization — Licenses/Patents	(4,509,133)	(4,544,309)

Net Licenses/Patents	742,697	707,520

Gross Developed Technology	11,832,181	11,832,181
Accum Amortization — Develop Technology	(11,832,181)	(11,832,181)

Net Developed Technology	(0)	(0)

Gross Customer Base	9,013,591	9,013,591
Accum Amortization — Customer Base	(9,013,591)	(9,013,591)

Net Customer Base	(0)	(0)

Gross Trademarks	3,295,000	3,295,000
Accum Amortization — Trademarks	(3,295,000)	(3,295,000)

Net Trademarks	—	—

Intangibles Net	742,697	707,520

Investments In Subsidiary	27,779,498	27,779,498
Loan receivable from Subsidiary — Long Term	25,700,000	25,700,000
LT Deferred Tax Assets[3]	1	1
Other Long Term Assets	123,630	123,630

Other Assets, Net	53,603,129	53,603,129

Long Term Assets	65,949,967	65,575,585

Total Assets	88,341,774	88,924,240

	As of	As of
In USD	4/20/2009[1]	5/31/2009[1]
LIABILITIES:
Accounts Payable — Pre[4]	5,369,034	5,626,886
Accounts Payable — Post	—	108,719

Current Trade Payables	5,369,034	5,735,605

Other Taxes & Dues Payable[3]	71,245	86,512
Corporate Income Tax Payable[3]	19,098	17,048

Current Taxes Payables	90,343	103,560

Current Employee Compensation Accrual	3,214,023	2,212,111
Current Installation & Warranty Reserve	1,166,729	1,040,726
Current Severance & Restructuring Reserve	144,866	26,000

Total Accrued Liabilities	4,525,619	3,278,837

Deferred Revenue (SAB)	2,545,849	2,284,643
Deferred Revenue (Install)	378,722	568,083
Deferred Revenue	457,570	336,869

Deferred Revenue	3,382,142	3,189,596

Loan Payable — Short Term	4,000,000	4,000,000
Customer Deposits — Pre	128,090	128,090
Customer Deposits — Post	—	1,813,282
Other Supplier Liabilities — Pre[5]	850,565	850,565
Other Settlement Liabilities — Pre	189,201	189,201
Other Accrued Liabilities	4,237,909	5,819,025

Total Other Current Liabilities	9,405,765	12,800,162

Total Current Liabilities	22,772,902	25,107,760

Other Accrued Long Term Liabilities	1,914,416	1,836,136
Loan Payable — Long Term	5,966,985	5,966,985

Total Liabilities	30,654,303	32,910,881

Common Stock (Share Capital)	419,860,714	419,860,714
Additional Paid In Capital	55,624,974	55,624,974

Total Common Stock and APIC	475,485,688	475,485,688

Prior Year Retained Earnings	(411,892,495)	(411,892,495)
Cumulative Effect of Change in Accounting Principle	(1,304,685)	(1,304,685)
Retained Earnings/(Deficit) — Pre-petition	(2,668,598)	(2,668,598)
Retained Earnings/(Deficit) — Post-petition	—	(1,674,112)

Total retained earnings	(415,865,777)	(417,539,890)

Other comprehensive Loss	(1,932,440)	(1,932,440)

Total Equity	57,687,471	56,013,359

Total Liability & Equity	88,341,774	88,924,239

Footnotes:

1)	Balance sheet account balances as of April 20, 2009 (the “Petition Date”) were obtained from the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court and the Company’s internal trial balance as of April 20, 2009. Asset account balances and certain non-liquidating liability and equity accounts were obtained from the Company’s April 20, 2009 trial balance. Pre-petition liability account balances obtained from the Schedules of Assets and Liabilities are labeled “pre” and were obtained from the Company’s internal records. Post-petition liability account balances were obtained from the Company’s May 31, 2009 internal trial balances and are labeled “post”. GAAP assets and liabilities were included in the MOR balance sheet for presentation and consistency purposes.

2)	Cash and equivalents is reported per book basis net of checks and deposits in transit not reflected on the cash basis otherwise reported in this Monthly Operating Report.

3)	Corporate tax accounts have not been finalized and are subject to change.

4)	The Accounts Payable “Pre” balances reflects $5.4 million of additional liabilities that were scheduled in the Company’s Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court on June 4, 2009, and approximately $258,000 of liabilities that were not reflected in the Schedules of Assets and Liabilities as invoices for these liabilities were not received until after the filing.

5)	The total liabilities as of April 20, 2009 (the “Petition Date”) reported in the Schedules of Assets and Liabilities filed with the U.S. Bankruptcy Court included approximately $2.9 million of unrecorded or codified liabilities for a specific supplier and this amount is not included in the balance sheets above prepared on the accrual basis of accounting.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
Receivables and Payables Agings	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
0 -30 Days	$1,208,386	$82,234

31-60 Days	$138,645	$26,485

61-90 Days	$357,762

91+ Days	$759,967

Total accounts receivable/payable	$2,464,760	$108,719

Allowance for doubtful accounts	$945,223

Accounts receivable (net)	$1,519,537

Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)

Inventory(ies)
Balance at
End of Month
Retail/Restaurants -
Product for resale

Distribution -
Products for resale

Manufacturer -
Raw Materials	$7,506,383

Work-in-progress	$204,525

Finished goods	$321,748

Other — Explain

Inventory Reserves[2]	$(4,839,758)

TOTAL	$3,192,898

Method of Inventory Control
Do you have a functioning perpetual inventory system?
	Yes	X	No

How often do you take a complete physical inventory?

Weekly

Monthly

Quarterly

Semi-annually

Annually				X

Date of last physical inventory was					performed on March 15, 2008.

Date of next physical inventory is					not scheduled[1]
Cost of Goods Sold

Inventory Beginning of Month	$3,359,812

Add -
Net purchase	$240,550

Direct labor	$64,603

Manufacturing overhead

Freight in

Other:

Provision for Excess & Obsolescence	$(8,417)

Less -
Inventory End of Month	$3,192,898

Shrinkage

Personal Use

Cost of Goods Sold	$463,650

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.

Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market	X

Retail method

Other

Explain

Footnotes:

1)	The last complete physical count was conducted on March 15, 2008. Since then, the Company developed a cycle count program that was performed on a quarterly basis. The cycle count program was approved and reviewed by its former auditor. However, the cycle count program has been stopped since April 20, 2009 (the “Petition Date”) due to a lack of resources post filing.

2)	The Company’s inventory balance as of May 31, 2009 includes a $4.8 million reserve, of which, approximately $1.9 million relates to a reserve against inventory held by one of the Company’s suppliers.

Schedule C
Real Property

Description	Cost	Market Value
None

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment —
Machinery & Equipment	$3,124,116	$1,277,283

Tooling	$1,940,463	$342,064

Engineering Equipment	$2,742,761	$480,918

Marketing Equipment	$1,058,384	$271,232

Marketing Evaluation/Demo Unit	$165,368	$81,479

Field Service Equipment	$49,837	$0

Total	$9,080,930	$2,452,976

Furniture & Fixtures and Office Equipment —
Furniture & Fixtures	$1,176,265	$605,906

Computer Hardware	$1,893,516	$153,634

Computer Software	$10,066,929	$737,543

Total	$13,136,710	$1,497,083

Office Equipment —

Total	$0	$0

Leasehold Improvements —
Leasehold Improvements	$7,340,030	$3,913,358

Total	$7,340,030	$3,913,358

Vehicles —
Company Vehicle	$3,818	$3,692

Total	$3,818	$3,692

Footnotes:

1)	The Company Vehicle item was reported in Other Current Assets in prior reporting, an adjusting entry has been made to specify this asset.

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$64,876				$64,876

FICA — Employee	$27,782				$27,782

FICA — Employer	$27,782				$27,782

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$13,677				$13,677

Total Federal Taxes	$134,117	$0	$0	$0	$134,117

State and Local
Income Tax Withholding	$21,955				$21,955

Unemployment (UT)	$622				$622

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$10,053	$6,540			$16,593

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				$0

Other (Attach List)	$3,207				$3,207

Total State & Local Taxes	$35,837	$6,540	$0	$0	$42,377

Total Taxes	$169,954	$6,540	$0	$0	$176,495

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
List Total Claims For Each Classification –	Amount[1]	Amount (b)
Secured claims[2] (a)	$77,000,000

Priority claims other than taxes	$0

Priority tax claims	$0

General unsecured claims	$9,454,126

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.
Schedule G
Rental Income Information
Not applicable to General Business Cases
Schedule H3
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank

Account Type

Account No.

Account Purpose

Balance, End of Month

Total Funds on Hand for all Accounts	(see attached reconciliation)

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Footnotes:

1)	Obtained from Schedule of Assets and Liabilities and related amendments as filed with the U.S. Bankruptcy Court.

2)	Secured claims total of $77 million was obtained from the Schedule of Assets and Liabilities and represents guarantees made by the Debtor as defined in the Creditor Agreement dated July 27, 2007. As the Debtor is a co-obligor with a related entity, these amounts are not presented in the Debtor’s balance sheet.

3)	See attachment 1 for bank reconciliations and associated bank statements.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended
05/31/09

	Actual	Cumulative
	Current Month[2]	(Case to Date)[2]
Cash Receipts
Rent/Leases Collected

Cash Received from Sales	$3,836,258	$5,068,210

Interest Received	$49	$49

Borrowings

Funds from Shareholders, Partners, or Other Insiders

Capital Contributions

Receipts from Subsidiaries	$0	$2,000,000

Other Receipts	$215	$26,006

Total Cash Receipts	$3,836,522	$7,094,266

Cash Disbursements

Payments for Inventory & Manufacturing Services	$565,905	$565,905

Selling

Administrative	$90,539	$90,539

Capital Expenditures

Principal Payments on Debt

Interest Paid

Rent/Lease:
Personal Property

Real Property	$48,459	$48,459

Amount Paid to Owner(s)/Officer(s)
Salaries

Draws

Commissions/Royalties

Expense Reimbursements

Other

Salaries/Commissions (less employee withholding)[1]	$698,522	$1,005,399

Management Fees

Taxes:
Employee Withholding	$374,395	$374,395

Employer Payroll Taxes	$107,210	$107,210

Real Property Taxes

Other Taxes	$2,612	$2,612

Other Cash Outflows:

Payment to Gelco	$0	$215

Bank charges	$2,151	$2,656

Professional fees[3]	$35,000	$40,000

Employee Advances	$7,533	$7,533

Insurance Claims related to Employee Benefits	$219,249	$219,249

Total Cash Disbursements:	$2,151,574	$2,464,171

Net Increase (Decrease) in Cash	$1,684,948	$4,630,094

Cash Balance, Beginning of Period	$6,070,939	$3,125,792

Cash Balance, End of Period	$7,755,887	$7,755,887

Footnotes:

1)	The detail for the payment classified under Salaries and Commissions in the April 2009 MOR was not provided due to resource constraints at the Company. The Company has since provided detailed payments of its Salaries and Commissions, which are presented in the May 2009 MOR.

2)	Certain reclassifications have been made between accounts descriptions for presentation purposes.

3)	Ordinary course payments to non-restructuring professionals were made for patent fee applications. As these payments were not issued under the Final Cash Collateral order, the law firm that received this payment issued the Company a check in June 2009 to return the funds.

Tax Affidavit
Monthly Operating Report for Month Ending May, 2009
For the period beginning Friday, May 01, 2009 and ending Sunday, May 31, 2009
To the best of my knowledge, Asyst Technologies, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

6/19/09	/s/ Paula C. LuPriore

Date	Paula C. LuPriore

Attachment 1 — Bank Accounts &
Reconciliations

Asyst Technologies Inc. — ATI Fremont
Bank Balance and Reconciliation by Bank Account

						Deposits in	Bank	USD
				USD		Transit /	Charges Not	5/31/09
				5/31/09		Interest to be	Taken by	Book Ending Bal
Entity	Account Number	Bank	Account Type	Bank Ending Bal	O/S Checks	Credited	Period End	(GL Bal)
Asyst Technologies, Inc.	38764487	Citibank	USD — Accounts Payable	(147,578)	—	—	80	(147,498)
Asyst Technologies, Inc.	30721087	Citibank	USD — Checking / Sweep	1,075,640	—	—	—	1,075,640
Asyst Technologies, Inc.	30733205	Citibank	USD — Flex Benefits	—	—	—	—	—
Asyst Technologies, Inc.	38772081	Citibank	USD — Payroll	—	(2,262)	—	—	(2,262)
Asyst Technologies, Inc.	55H-00704	Citigroup Smith Barney	USD — Money Market	—				—
Asyst Technologies, Inc.	1892561034	Comerica Bank — California	USD — Payroll	70,960	(50,571)	—	8,063	28,452
Asyst Technologies, Inc.	1892019504 / 1080022229	Comerica Bank — California	USD — Checking / Sweep	6,609,035	—	—	—	6,609,035
Asyst Technologies, Inc.	3300594160	Silicon Valley Bank (SVB)	USD — Checking	461	—	—	—	461
Asyst Technologies, Inc.	486 05277 14	SVB Securities	USD — Money Market	—	—	—	—	—
Asyst Technologies, Inc.	Petty Cash	N/A	USD — Petty Cash	—	—	—	—	474

								7,564,303

Attachment 2 — Bank Statements

Business Sweep Account Statement
ASYST TECHNOLOGIES INC
For the period May 1, 2009 to May 31, 2009

ASYST TECHNOLOGIES INC
DEBTOR IN POSSESSION	Banking
CASE NUMBER 09-43246	Account number:
46897 BAYSIDE PARKWAY
FREMONT CA 94538

Banking
Call Customer Service: (800) 269-9050

Business Sweep Account Statement

ASYST TECHNOLOGIES INC Account number: May 1, 2009 to May 31, 2009
Activity summary
Banking
Commercial Checking account: 1892019504

Beginning balance
on May 1, 2009		$250,000.00

Plus	Electronic deposits	2,638,956.73

	Other deposits	740.00

Less	Electronic (EFT) withdrawals	–481,635.86

	Fees and service charges	–2,150.77

	Transfers to other accounts	–450,000.00

Plus or minus Net sweep transactions		4,653,125.36

Ending balance on May 31, 2009		$6,609,035.46
Effective July 1, 2009, Section 8.00 (Special Rules for Sweep Arrangements) of the Comerica Business and Personal Deposit Contract is amended to include the following disclosure, which Federal regulations require all large financial institutions to provide to customers with “sweep” accounts: Funds swept out of deposit accounts into non-deposit accounts, such as loan accounts or investment accounts, are not “deposits” for purposes of federal deposit insurance. Holders of such funds, in the event an institution failed, would have general creditor status.
The FDIC Charge for June 2009 is $.1141/$1,000.
Banking
Commercial Checking account:
Electronic deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

May 01	15,226.15	Intel 1073 Po/remit May 01		9488548933

May 04	108.00	Stm Carrollton Expense		9488542230

May 05	56,562.50	Intel 1073 Po/remit May 05		9488889069

May 05	360.12	Nxp Semi Usa3291 Edi Paymnt May 05		9488645810

May 06	308,394.65	Intel 1073 Po/remit May 06		9488180877

May 07	186,540.54	Intel 1073 Po/remit May 07		9488341040

May 07	97,827.72	Intel 1073 Po/remit May 07		9488341049

May 08	7,686.28	Intel 1073 Po/remit May 08		9488312938

May 08	197.00	Stm Carrollton Expense		9488793031

May 11	286,895.48	Intel 1073 Po/remit May 11		9488095118

Business Sweep Account Statement

ASYST TECHNOLOGIES INC Account number: May 1, 2009 to May 31, 2009
Banking (continued)
Commercial Checking account: 1892019504
Other deposits this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

May 28	740.00	Wholesale Lockbox Deposit	49128	0590000081

Total Other deposits: $740.00
Total number of Other deposits: 1
Electronic withdrawals this statement period

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

May 01	–147,323,08	Wire # 001126 Bnf ADP Payroll DE Fed # 000335		9485005114

May 15	–174,381.31	Wire # 001056 Bnf ADP Payroll DE Fed # 000118		9485004951

May 29	–159,931.47	Wire # 001061 Bnf ADP Payroll DE Fed # 000114		9485007718

Total Electronic withdrawals: –$481,635.86
Total number of Electronic withdrawals: 3
Fees and service charges this statement period

			Bank
			reference
Date	Amount ($)	Activity	number

May 13	-2,150.77	Service Charge	0001918092

Total Fees and Service charges: – $2,150.77
Total number of Fees and Service Charges: 1
Transfers to other accounts this statement period

				Bank
				reference
Date	Amount ($)	Activity		number

May 14	–100,000.00	Axs Funds Transfer To Account	1892561034	0A73400151

Business Sweep Account Statement

ASYST TECHNOLOGIES INC Account number: May 1, 2009 to May 31, 2009
Additional information
Comerica Bank
In Case of Errors or Questions About Your Electronic Transfers
If you think your statement or receipt is wrong or if you need more information about a transfer listed on the statement, call or write us as soon as possible at the telephone number or address printed on the first page of this statement.
Pre-authorized transfers
For pre-authorized transfers (e.g., insurance payments, etc.) call the number on the first page of this statement or write the Electronic Services Department, Attn: Research, MC 7570, P.O. Box 75000, Detroit, Michigan 48275-7570.
For ComeriCARD, Comerica ATM card, VISA Check ComeriCARD or Comerica Visa Check Card transactions, call the number on the first page of this statement or write us at Electronic Processing, MC 7584 P.O. Box 75000, Detroit, Michigan 48275-7584.
For personal account electronic transactions we must hear from you no later than 60 days (30 days for business accounts) after we sent the FIRST statement on which the problem or error appeared.
–	tell us your name and account number;

–	tell us the dollar amount of the suspected error;

–	describe the error or transfer you are unsure about, and explain as clearly as you can why you believe it is an error or why you need more information.
Personal Accounts Only
If you tell us orally, we may require that you send your complaint or question in writing within 10 business days. We will determine whether an error occurred within 10 business days (20 business days for new accounts) after we hear from you and will correct any error promptly. If we need more time, however, we may take up to 45 days (90 days for new accounts, point of sale and certain foreign transactions) to investigate your complaint or question. If we decide to do this we will credit your account within 10 business days (20 business days for new accounts) for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation. If we ask you to put your complaint or question in writing and we do not receive it within 10 business days, we may not credit your account. If we decide that there was no error, we will send you a written explanation. We will tell you the results within three business days after completing our investigation. You may ask for copies of the documents that we used in our investigation.
To recipients of Electronic Deposits
If you have arranged to have direct deposits made to your account at least once every 60 days from the same person or company, you may call the telephone number printed on the first page of this statement to find out whether or not the deposit has been made.
Comerica Bank is a Member FDIC and Equal Opportunity Lender.
Hearing Impaired (TDD Number) 1-800-822-6546
www.comerica.com

Business Sweep Account Statement

ASYST TECHNOLOGIES INC Account number: May 1, 2009 to May 31, 2009
Portfolio summary

	Beginning	Ending
	value on	value on	Net
	May 1, 2009 ($)	May 31, 2009 ($)	Change ($)

Banking
Commercial Checking: 1892019504	250,000.00	6,609,035.46	6,359,035.46

Amount to be Invested/Sold	–91,737.86	0.00	91,737.86

Adjusted Total Bank Balance	158,262.14	6,669,035.46	6,450,773.32

Total investments	$0.00	$0.00	$0.00

Total portfolio value	$158,262.14	$6,609,035.46	$6,450,773.32

Business Sweep Account Statement

ASYST TECHNOLOGIES INC Account number: May 1, 2009 to May 31, 2009
Banking (continued)
Commercial Checking account:
Electronic deposits this statement period (continued)

			Reference numbers
Date	Amount ($)	Activity	Customer	Bank

May 12	72,036.01	Wire # 002877 Org Tokyo Electron Fed # 002825		9485001358

May 12	15,000.00	Intel 1073 Po/remit May 12		9488908390

May 13	51,076.62	Intel 1073 Po/remit May 13		9488341050

May 15	185,264.98	Intel 1073 Po/remit May 15		9488280475

May 15	635.00	Memc Electronic Payment Memc Electronic		9488274747

May 18	888,074.03	Intel 1073 Po/remit May 18		9488073833

May 19	697.80	Wire # 002977 Org Tokyo Electron Fed # 002694		9485001519

May 20	22,230.00	Wire # 003727 Org Em Microelectr Fed # 001825		9485001593

May 20	15,900.00	Intel 1073 Po/remit May 20		9488055548

May 20	544.73	Wire # 000826 Org Asyst Technolo Fed # 000673		9485001592

May 20	268.00	Wire # 000619 Org 1/asyst Korea Fed # 003021		9485001591

May 21	58,453.60	Intel 1073 Po/remit May 21		9488329307

May 21	9,317.50	Wire # 010045 Org Kla-tencor Cor Fed # 009647		9485001540

May 21	6,534.78	Wire # 000764 Org Tokyo Electron Fed # 000586		9485001539

May 22	37,318.00	Intel 1073 Po/remit May 22		9488268492

May 22	108.31	Wire # 500259 Org 1/asyst Techno Swf # 603453		9485001568

May 26	19,560.00	Wire # 000182 Org Intel Ireland Fed # 001795		9485001884

May 27	55,965.00	Wire # 010017 Org Fsi Internatio Fed # 002749		9485001979

May 27	30,900.00	Intel 1073 Po/remit May 27		9488071694

May 28	177,533.52	Intel 1073 Po/remit May 28		9488838497

May 29	31,000.00	Wire # 008063 Org Applied Micros Fed # 001434		9485002245

May 29	740.41	Wire # 500061 Org 1/asyst Techno Swf # 606497		9485002244

Total Electronic deposits: $2,638,956.73
Total number of Electronic deposits: 32

Business Sweep Account Statement

ASYST TECHNOLOGIES INC Account number: May 1, 2009 to May 31, 2009
Banking (continued)
Commercial Checking account:
Transfers to other accounts this statement period (continued)

			Bank
			reference
Date	Amount ($)	Activity	number

May 27	–350,000.00	Axs Funds Transfer To Account	0A74703980
Total Transfers to: – $450,000.00
Total number of Transfers to: 2
Sweep transactions this statement period

	Sweeps in from	Sweeps out to	Bank
	Investment/Loan	Investment/Loan	reference
Date	account ($)	account ($)	number

May 01	132,096.93		I-GEN10098
May 04		–108.00	I-GEN10109
May 05		–56,922.62	I-GEN 10103
May 06		–308,394.65	I-GEN10102
May 07		–284,368.26	I-GEN10097
May 08		–7,883.28	I-GEN10104
May 11		–286,895.48	I-GEN10099
May 12		–87,036.01	I-GEN10103
May 13		–48,925.85	I-GEN10103
May 14	100,000.00		I-GEN10098
May 15		–11,518.67	I-GEN10100
May 18		–888,074.03	I-GEN10100
May 19		–697.80	I-GEN10099
May 20		–38,942.73	I-GEN10101
May 21		–74,305.88	I-GEN10098
May 22		–37,426.31	I-GEN10099
May 26	6,552,528.00		I-GEN10109
Total	+ $6,784,624.93	–$2,131,499.57
Net sweep transactions: + $4,653,125.36
This is the end of the banking portion of your sweep statement.

CITIDIRECT
Transaction Summary Report
Report Date 06/01/2009 11 :02:39 (PDT)

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK
		CITIBANK —
		CORPORATE
Account Number / Name		ASYST
		TECHNOLOGIES-
		CONCENTRATl

Account Currency / Type	USD	Transaction			Customer	Confirmation	By Order Of Amount
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary
05/01/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/01/2009	20912103039 1	NONREF			730,127.95 USD
05/01/2009	Funds Transfer	ACH CREDIT	05/01/2009	20912103041 1	NONREF			39,675.00 USD
05/01/2009	Funds Transfer	SAME DAY CR TRANSFER	05/01/2009	G0191210025001	NONREF		INTEL ELECTRONICS LTD	3,986.00 USD
05/01/2009	Funds Transfer	SAME DAY CR TRANSFER	05/01/2009	C0091210968201	NONREF	0074016	EV GROUP GMBH	2,673.00 USD
05/01/2009	Funds Transfer	DEPOSIT*	05/01/2009	10912103044 1	NONREF			2,650.50 USD
05/01/2009	Funds Transfer	SWEEP INTEREST CR	05/01/2009	20912103043 1	NONREF			49.08 USD
05/01/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/01/2009	30912103045 1	NONREF			785,561.53– USD
05/04/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/04/2009	20912403046 1	NONREF			785,561.53 USD
05/04/2009	Funds Transfer	DEPOSIT*	05/04/2009	10912403047 1	NONREF			8,848.48 USD
05/04/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/04/2009	30912403049 1	NONREF			785,710.01–USD
05/05/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/05/2009	20912503050 1	NONREF			785,710.01 USD
05/05/2009	Funds Transfer	ACH CREDIT	05/05/2009	20912503051 1	NONREF			41,949.00 USD
05/05/2009	Funds Transfer	SAME DAY CR TRANSFER	05/05/2009	S069125019BA01	NONREF		NXP SEMICONDUCTORS NETHERLANDS BV	1.402.00 USD
05/05/2009	Funds Transfer	ACH CREDIT	05/05/2009	20912503052 1	NONREF			106.00 USD
05/05/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/05/2009	30912503053 1	NONREF			831,667.01– USD

Account Currency / Type	USD	Transaction			Customer	Confirmation	By Order Of Amount
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary
05/06/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/06/2009	20912603054 1	NONREF			831,667.01 USD
05/06/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/06/2009	30912603055 1	NONREF			840,467.01- USD
05/07/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/07/2009	20912703056 1	NONREF			840,467.01 USD
05/07/2009	Funds Transfer	DEPOSIT*	05/07/2009	10912703062 1	NONREF			26,524.53 USD
05/07/2009	Funds Transfer	SAME DAY CR TRANSFER	05/07/2009	C0091270779201	F3D8071I0L8 C0001	0058973	1/ESEC AG	5,150.00 USD
05/07/2009	Funds Transfer	ACH CREDIT	05/07/2009	20912703058 1	NONREF			281.00 USD
05/07/2009	Funds Transfer	SAME DAY DR TRANSFER	05/07/2009	LCT91271341700	D12793817026		A AND ONE PRECISION ENGINEERING PTE	760.00- USD
05/07/2009	Funds Transfer	SAME DAY DR TRANSFER	05/07/2009	LCT91271340000	D1279380459 1		VERIZON JAPAN LTD	773.70 – USD
05/07/2009	Funds Transfer	SAME DAY DR TRANSFER	05/07/2009	LCT91271341200	D1279381027	0311237	ANTHEM BLUE CROSS	146,720.20 – USD
05/07/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/07/2009	30912703063 1	NONREF			724,168.64–USD
05/08/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/08/2009	20912803064 1	NONREF			724,168.64 USD
05/08/2009	Funds Transfer	ACH CREDIT	05/08/2009	20912803066 1	NONREF			55,600.00 USD
05/08/2009	Funds Transfer	SAME DAY CR TRANSFER	05/08/2009	F0091280104A01	6008128LEJ5 70001	20090508B6B 7HU3R001898	AVIZA TECHNOLOGY LTD RE PAYABLES	2,850.00 USD

		Transaction			Customer	Confirmation	By Order Of Amount
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary
05/08/2009	Funds Transfer	SAME DAY CR TRANSFER	05/08/2009	C0091281787701	NONREF	0136713	EV GROUP GMBH	2,673.00 USD
05/08/2009	Funds Transfer	ACH CREDIT	05/08/2009	20912803067 1	NONREF			393.00 USD
05/08/2009	Funds Transfer	SAME DAY DR TRANSFER	05/08/2009	LCT91280490200	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	4,243.70 – USD
05/08/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/08/2009	30912803070 1	NONREF			781,440.94–USD
05/11/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/11/2009	20913103071 1	NONREF			781,440.94 USD
05/11/2009	Funds Transfer	SAME DAY CR TRANSFER	05/11/2009	F009131001AC01	IH0705072564180	20090511B1Q FII1A000392	ASML NETHERLANDS B.V.	1,512.00 USD
05/11/2009	Funds Transfer	DEPOSIT*	05/11/2009	10913103073 1	NONREF			170.44 USD
05/11/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/11/2009	30913103074 1	NONREF			783,023.38 – USD

		Transaction			Customer	Confirmation	By Order Of Amount
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary
05/12/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/12/2009	20913203075 1	NONREF			783,023.38 USD
05/12/2009	Funds Transfer	DEPOSIT*	05/12/2009	10913203081 1	NONREF			117,302.26 USD
05/12/2009	Funds Transfer	DEPOSIT*	05/12/2009	10913203080 1	NONREF			56,744.00 USD
05/12/2009	Funds Transfer	SAME DAY CR TRANSFER	05/12/2009	S0691320A99301	NONREF		ELI GALIMIDI	13,970.00 USD
05/12/2009	Funds Transfer	SAME DAY DR TRANSFER	05/12/2009	LCT91321476600	D13295231367	20090512B1Q 8021C024435	BOARD OF EQUALIZATION	1,586.00– USD
05/12/2009	Funds Transfer	SAME DAY DR TRANSFER	05/12/2009	LCT91320413600	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	47,082.21– USD
05/12/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/12/2009	30913203082 1	NONREF			865,771.43– USD
05/13/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/13/2009	20913303083 1	NONREF			865,771.43 USD
05/13/2009	Funds Transfer	ACH CREDIT	05/13/2009	20913303085 1	NONREF			83,400.00 USD
05/12/2009	Funds Transfer	SAME DAY CR TRANSFER	05/13/2009	S06913213FD401	NONREF		KLA_TENCOR (SINGAPORE) PTE LTD	39,200.00 USD
05/13/2009	Funds Transfer	SAME DAY CR TRANSFER	05/13/2009	S06913304500 1	NONREF		GRACE SEMICONDUCTOR MANUFACTURING C	33.980.00 USD
05/13/2009	Funds Transfer	ACH CREDIT	05/13/2009	20913303086 1	NONREF			4,454.00 USD
05/13/2009	Funds Transfer	DEPOSIT*	05/13/2009	10913303092 1	NONREF			716.00 USD
05/13/2009	Funds Transfer	SAME DAY DR TRANSFER	05/13/2009	LCT91331617000	D13395755499	20090513B1Q 8021C024117	DIGIKEY CORPORATION	72.89– USD
05/13/2009	Funds Transfer	SAME DAY DR TRANSFER	05/13/2009	G0191333924101	01229133908 UZNHV		CITIBANK EUROPE PLC	231.94– USD
05/13/2009	Funds Transfer	SAME DAY DR TRANSFER	05/13/2009	LCT91331616900	D13395755480	20090513B1Q 8021C024135	BRYCON CORPORATION	4,173.22– USD
05/13/2009	Funds Transfer	SAME DAY DR TRANSFER	05/13/2009	LCT91331616800	D13395721653	20090513B1Q 8021C024134	FLEXTRONICS	21,773.85– USD
05/13/2009	Funds Transfer	SAME DAY DR TRANSFER	05/13/2009	G0191333945501	01229133908 UZN89		CITIBANK EUROPE PLC	27,000.00– USD
05/13/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/13/2009	30913303093 1	NONREF			973,669.53– USD
05/14/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/14/2009	20913403094 1	NONREF			973,669.53 USD
05/14/2009	Funds Transfer	SAME DAY CR TRANSFER	05/14/2009	G0191340884501	NONREF		INTEL ELECTRONICS LTD	20,741.24 USD
05/14/2009	Funds Transfer	ACH CREDIT	05/14/2009	20913403096 1	NONREF			3,976.80 USD
05/14/2009	Funds Transfer	DEPOSIT*	05/14/2009	10913403098 1	NONREF			2,465.00 USD
05/14/2009	Funds Transfer	SAME DAY DR TRANSFER	05/14/2009	LCT91340514200	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	8,925.55– USD

		Transaction			Customer	Confirmation	By Order Of
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary	Amount
05/14/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/14/2009	30913403099 1	NONREF			1,046,127.02- USD
05/15/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/15/2009	20913503100 1	NONREF			1,046,127.02 USD
05/15/2009	Funds Transfer	ACH CREDIT	05/15/2009	20913503101 1	NONREF			55,600.00 USD
05/15/2009	Funds Transfer	ACH CREDIT	05/15/2009	20913503102 1	NONREF			27,909.42 USD
05/15/2009	Funds Transfer	ACH CREDIT	05/15/2009	20913503103 1	NONREF			382.38 USD
05/15/2009	Funds Transfer	SAME DAY DR TRANSFER	05/15/2009	LCT91351623200	D13596729513	0337415	FLEXTRONICS	36,204.24- USD
05/15/2009	Funds Transfer	SAME DAY DR TRANSFER	05/15/2009	LCT91350675300	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	52,950.11- USD
05/15/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/15/2009	30913503106 1	NONREF			1,041,564.47- USD
05/18/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/18/2009	20913803107 1	NONREF			1,041,564.47 USD
05/18/2009	Funds Transfer	DEPOSIT*	05/18/2009	10913803110 1	NONREF			6,293.00 USD
05/18/2009	Funds Transfer	SAME DAY CR TRANSFER	05/18/2009	C0091382152801	IH180500307 7430	0158080	ASM EUROPE B.V.	1,740.00 USD
05/18/2009	Funds Transfer	ACH CREDIT	05/18/2009	20913803108 1	NONREF			969.69 USD
05/18/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/18/2009	30913803111 1	NONREF			1,046,767.16- USD
05/19/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/19/2009	20913903112 1	NONREF			1,046,767.16 USD
05/19/2009	Funds Transfer	DEPOSIT*	05/19/2009	10913903117 1	NONREF			8,481.50 USD
05/19/2009	Funds Transfer	SAME DAY CR TRANSFER	05/19/2009	C0091391279401	ZD81139TJ3 278692	0096225	EVATEC AG	1.405.00 USD
05/19/2009	Funds Transfer	SAME DAY DR TRANSFER	05/19/2009	LCT91391559100	D13997624170		ALANTAC TECHNOLOGY LTD	270.00- USD
05/19/2009	Funds Transfer	SAME DAY DR TRANSFER	05/19/2009	LCT91391509700	D13997621652		PATENTANWALTE RICHTER, WERDERMANN	1,500.00- USD
05/19/2009	Funds Transfer	SAME DAY DR TRANSFER	05/19/2009	LCT91390431100	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	28,158,66- USD
05/19/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/19/2009	30913903118 1	NONREF			1,018,425.00- USD
05/20/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/20/2009	20914003119 1	NONREF			1,018,425.00 USD
05/20/2009	Funds Transfer	ACH CREDIT	05/20/2009	20914003120 1	NONREF			115,348.50 USD

		Transaction			Customer	Confirmation	By Order Of
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary	Amount
05/20/2009	Funds Transfer	SAME DAY CR TRANSFER	05/20/2009	C0091402415001	ZD81140TJ3 444421	0182392	EVATEC AG	1,405.00 USD
05/20/2009	Funds Transfer	SAME DAY DR TRANSFER	05/20/2009	LCT91401826000	D14098258082	20090520B1Q 8021C025969	BOARD OF EQUALIZATION	475.00- USD
05/20/2009	Funds Transfer	SAME DAY DR TRANSFER	05/20/2009	LCT91401827000	D14098258079	0344867	FLEXTRONICS	95,440.27- USD
05/20/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/20/2009	30914003124 1	NONREF			1,045,363.23- USD
05/21/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/21/2009	20914103125 1	NONREF			1,045,363.23 USD
05/21/2009	Funds Transfer	ACH CREDIT	05/21/2009	20914103126 1	NONREF			6,254.00 USD
05/21/2009	Funds Transfer	ACH CREDIT	05/21/2009	20914103127 1	NONREF			2,500.00 USD
05/21/2009	Funds Transfer	SAME DAY DR TRANSFER	05/21/2009	LCT91411240600	D14098205873		VERIZON JAPAN LTD	1,347.15- USD
05/21/2009	Funds Transfer	SAME DAY DR TRANSFER	05/21/2009	LCT91410391300	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	1,862.19- USD
05/21/2009	Funds Transfer	SAME DAY DR TRANSFER	05/21/2009	LCT91411574400	D14198719905	20090521B1Q 8021C023201	SAGUARO TECHNOLOGY, INC.	54,000.00- USD
05/21/2009	Funds Transfer	SAME DAY DR TRANSFER	05/21/2009	LCT91411240300	D14198678027		SMIF EQUIPMENT (TIANJIN)CO., LTD	64,500.00- USD
05/21/2009	Funds Transfer	SAME DAY DR TRANSFER	05/21/2009	LCT91411240400	D14198678028	0261370	ASYST SHINKO TAIWAN INC.	90,000.00- USD
05/21/2009	Funds Transfer	SAME DAY DR TRANSFER	05/21/2009	G0191412439201	01229141908 WQX9W		CITIBANK EUROPE PLC	107,095.00- USD
05/21/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/21/2009	30914103135 1	NONREF			743,712.89- USD
05/22/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/22/2009	20914203136 1	NONREF			743,712.89 USD
05/22/2009	Funds Transfer	DEPOSIT*	05/22/2009	10914203140 1	NONREF			26,210.28 USD
05/22/2009	Funds Transfer	ACH CREDIT	05/22/2009	20914203138 1	NONREF			778.00 USD
05/22/2009	Funds Transfer	SAME DAY CR TRANSFER	05/22/2009	S0691420204101	NONREF		NXP SEMICONDUCTORS NETHERLANDS BV	580.00 USD
05/22/2009	Funds Transfer	ACH CREDIT	05/22/2009	20914203137 1	NONREF			380.19 USD
05/22/2009	Funds Transfer	SAME DAY DR TRANSFER	05/22/2009	LCT91420601600	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	10,343.26- USD
05/22/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/22/2009	30914203141 1	NONREF			761,318.10- USD

		Transaction			Customer	Confirmation	By Order Of
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary	Amount
05/26/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/26/2009	20914603143 1	NONREF			761,318.10 USD
05/26/2009	Funds Transfer	DEPOSIT*	05/26/2009	10914603150 1	NONREF			18,949.00 USD
05/25/2009	Funds Transfer	SAME DAY CR TRANSFER	05/26/2009	S069146035D901	NONREF		Advanced Micro Fabrication Equipmen	9,980.00 USD
05/26/2009	Funds Transfer	ACH CREDIT	05/26/2009	20914603144 1	NONREF			1,837.00 USD
05/26/2009	Funds Transfer	DEPOSIT*	05/26/2009	10914603148 1	NONREF			1,600.00 USD
05/26/2009	Funds Transfer	SAME DAY DR TRANSFER	05/26/2009	LCT91462062900	D14690252409	20090526B1Q 8021C038097	FLEXTRONICS	12,670.62- USD
05/26/2009	Funds Transfer	SAME DAY DR TRANSFER	05/26/2009	LCT91460622400	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	16,779.91- USD
05/26/2009	Funds Transfer	SAME DAY DR TRANSFER	05/26/2009	LCT91461824800	D14690220575	0539906	FLEXTRONICS	30,220.47- USD
05/26/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/26/2009	30914603151 1	NONREF			713,513.10- USD
05/27/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/27/2009	20914703152 1	NONREF			713,513.10 USD
05/27/2009	Funds Transfer	SAME DAY CR TRANSFER	05/27/2009	G0191470570601	NONREF		INTEL ELECTRONICS LTD	8,276.00 USD
05/27/2009	Funds Transfer	DEPOSIT*	05/27/2009	10914703154 1	NONREF			3,724.31 USD
05/27/2009	Funds Transfer	SAME DAY DR TRANSFER	05/27/2009	LCT91471290400	D14790765493	0330333	ANTHEM BLUE CROSS	72,528.59- USD
05/27/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/27/2009	30914703155 1	NONREF			649,384.82- USD
05/28/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/28/2009	20914803156 1	NONREF			649,384.82 USD
05/28/2009	Funds Transfer	ACH CREDIT	05/28/2009	20914803157 1	NONREF			239,560.00 USD
05/28/2009	Funds Transfer	DEPOSIT*	05/28/2009	10914803160 1	NONREF			62,945.88 USD
05/28/2009	Funds Transfer	DEPOSIT*	05/28/2009	10914803161 1	NONREF			7,881.00 USD
05/28/2009	Funds Transfer	SAME DAY CR TRANSFER	05/28/2009	S06914808CCA01	NONREF		TEC_SEM AG	1,928.32 USD
05/28/2009	Funds Transfer	SAME DAY DR TRANSFER	05/28/2009	LCT91480461500	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	17,654.43- USD
05/28/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/28/2009	30914803163 1	NONREF			901,545.59- USD
05/29/2009	Funds Transfer	SWEEP PRINCIPAL CR	05/29/2009	20914903164 1	NONREF			901,545.59 USD

		Transaction			Customer	Confirmation	By Order Of
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	/ Beneficiary	Amount
05/29/2009	Funds Transfer	SAME DAY CR TRANSFER	05/29/2009	C0091491555201	SWF OF 09.05.29	0121019	1/MIZUHO INFORMATION AND RESEARCH	7,450.00 USD
05/29/2009	Funds Transfer	SAME DAY CR TRANSFER	05/29/2009	S06914615AF901	NONREF		TEXAS INSTRUMENTS JAPAN LIMITED	2,800.00 USD
05/29/2009	Funds Transfer	SAME DAY DR TRANSFER	05/29/2009	LCT91490655800	0000000377		ASYST TECHNOLOGIES AP ACCOUNT	2,755.43- USD
05/29/2009	Funds Transfer	SWEEP PRINCIPAL DR	05/29/2009	30914903167 1	NONREF			912,740.16- USD

	Total Credit			Cheque	Cheque
Credit Count	Amount	Debit Count	Total Debit Amount	Count	Amount	Net Amount
77	18,265,939.61 USD	52	18,212.039.61 USD	0	0.00 USD	53,900.00 USD
Cross-currency calculations are at indicative rates
Grand Total	53,900.00 USD
SELECTION CRITERIA

Branch	930	NEW YORK CITIBANK - CORPORATE

Account Number	30721087	ASYST TECHNOLOGIES - CONCENTRATI

Entry Date	05/01/2009 to 05/31/2009

Value Date	05/01/2009 to 05/31/2009

Debit/Credit	Both

Base Currency	USD	U.S. DOLLAR

Cheques	Include Cheques

Page Breaks	Yes

Sort By	Transaction Amount	Descending

Consolidated Currency Totals - Client Level	No

User	MAY	LIU

Share	Private

Format	Excel (XLS)

Favorite	Yes

CITIDIRECT
Transaction Summary Report
Report Date 06/01/2009 11:19:14 (PDT)

Bank Name	CITIBANK
Customer Number / Name	8462487		ASYST
Branch Number / Name	920		DELAWARE CITIBANK
Account Number / Name			ASYST TECHNOLOGES - AP
Account Currency / Type	USD		ACCOUN
		Transaction			Customer	Confirmation
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	By Order Of / Beneficiary	Amount
05/08/2009	Funds Transfer	CHECK OVERRIDE	05/07/2009	228570 1	228570 1	228570		1.700.00-USD
05/08/2009	Funds Transfer	SAME DAY CR TRANSFER	05/08/2009	LCT91280490200	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	4.243.70 USD
05/12/2009	Funds Transfer	CHECK OVERRIDE	05/11/2009	228598 1	228598 1	228598		310.23- USD
05/12/2009	Funds Transfer	CHECK OVERRIDE	05/11/2009	228568 1	228568 1	228568		2,778.52- USD
05/12/2009	Funds Transfer	SAME DAY CR TRANSFER	05/12/2009	LCT91320413600	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	47,082.21 USD
05/13/2009	Funds Transfer	CHECK OVERRIDE	05/12/2009	228574 1	228574 1	228574		18.05- USD
05/13/2009	Funds Transfer	CHECK OVERRIDE	05/12/2009	228584 1	228584 1	228584		545.95- USD
05/13/2009	Funds Transfer	CHECK OVERRIDE	05/12/2009	228569 1	228569 1	228569		550.00- USD
05/13/2009	Funds Transfer	CHECK OVERRIDE	05/12/2009	228573 1	228573 1	228573		2,440.75- USD
05/13/2009	Funds Transfer	CHECK OVERRIDE	05/12/2009	228594 1	228594 1	228594		20,054.46- USD
05/13/2009	Funds Transfer	CHECK OVERRIDE	05/12/2009	228582 1	228582 1	228582		35,000.00- USD
05/14/2009	Funds Transfer	CHECK OVERRIDE	05/13/2009	228585 1	228585 1	228585		79.15- USD
05/14/2009	Funds Transfer	CHECK OVERRIDE	05/13/2009	228576 1	228576 1	228576		84.34- USD
05/14/2009	Funds Transfer	CHECK OVERRIDE	05/13/2009	228599 1	228599 1	228599		238.35- USD
05/14/2009	Funds Transfer	CHECK OVERRIDE	05/13/2009	228577 1	228577 1	228577		1,536.65- USD
05/14/2009	Funds Transfer	CHECK OVERRIDE	05/13/2009	228591 1	228591 1	228591		10,539.18- USD
05/14/2009	Funds Transfer	CHECK OVERRIDE	05/13/2009	228595 1	228595 1	228595		12,477.87- USD
05/14/2009	Funds Transfer	SAME DAY CR TRANSFER	05/14/2009	LCT91340514200	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	8,925.55 USD
05/15/2009	Funds Transfer	CHECK OVERRIDE	05/14/2009	228583 1	228583 1	228583		53.05- USD
05/15/2009	Funds Transfer	CHECK OVERRIDE	05/14/2009	228579 1	228579 1	228579		416.15- USD
05/15/2009	Funds Transfer	CHECK OVERRIDE	05/14/2009	228589 1	228589 1	228589		5,367.60- USD
05/15/2009	Funds Transfer	SAME DAY CR TRANSFER	05/15/2009	LCT91350675300	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	52,950.11 USD
05/18/2009	Funds Transfer	CHECK OVERRIDE	05/15/2009	228580 1	228580 1	228580		42.54- USD
05/18/2009	Funds Transfer	CHECK OVERRIDE	05/15/2009	228581 1	228581 1	228581		88.83- USD

		Transaction			Customer	Confirmation
Entry Date	Product Type	Description	Value Date	Bank Reference	Reference	Reference	By Order Of / Beneficiary	Amount
05/18/2009	Funds Transfer	CHECK OVERRIDE	05/15/2009	228571 1	228571 1	228571		1,700.00- USD
05/18/2009	Funds Transfer	CHECK OVERRIDE	05/15/2009	228600 1	228600 1	228600		32,000.00- USD
05/19/2009	Funds Transfer	CHECK OVERRIDE	05/18/2009	228587 1	228587 1	228587		33.83- USD
05/19/2009	Funds Transfer	CHECK OVERRIDE	05/18/2009	228606 1	228606 1	228606		630.61- USD
05/19/2009	Funds Transfer	SAME DAY CR TRANSFER	05/19/2009	LCT91390431100	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	28,158.66 USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228612 1	228612 1	228612		35.30- USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228607 1	228607 1	228607		66.53- USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228611 1	228611 1	228611		102.72- USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228613 1	228613 1	228613		462.20- USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228522 1	228622 1	228622		1,024.50- USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228578 1	228578 1	228578		7,500.00- USD
05/20/2009	Funds Transfer	CHECK OVERRIDE	05/19/2009	228593 1	228593 1	228593		13,130.61- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228614 1	228614 1	228614		5.38- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228621 1	228621 1	228621		43.72- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228617 1	228617 1	228617		215.25- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228602 1	228602 1	228602		520.17- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228604 1	228604 1	228604		714.22- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228608 1	228608 1	228608		2,078.61- USD
05/21/2009	Funds Transfer	CHECK OVERRIDE	05/20/2009	228615 1	228615 1	228615		2,754.94- USD

					Customer Custom	Confirmation
Entry Date	Product Type	Transaction Description	Value Date	Bank Reference	Reference	Reference	By Order Of / Beneficiary	Amount
05/21/2009	Funds Transfer	SAME DAY CR TRANSFER	05/21/2009	LCT91410391300	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	1,862.19 USD
05/22/2009	Funds Transfer	CHECK OVERRIDE	05/21/2009	228610 1	228610 1	228610		197.75- USD
05/22/2009	Funds Transfer	CHECK OVERRIDE	05/21/2009	228624 1	228624 1	228624		1,000.00- USD
05/22/2009	Funds Transfer	SAME DAY CR TRANSFER	05/22/2009	LCT91420601600	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	10,343.26 USD
05/22/2009	Funds Transfer	SAME DAY CREDIT	05/22/2009	20914200722 1	NONREF	NONREF		214.89 USD
05/26/2009	Funds Transfer	CHECK OVERRIDE	05/22/2009	228618 1	228618 1	228618		47.67- USD
05/26/2009	Funds Transfer	CHECK OVERRIDE	05/22/2009	228605 1	228605 1	228605		309.51- USD
05/26/2009	Funds Transfer	CHECK OVERRIDE	05/22/2009	228620 1	228620 1	228620		470.00- USD
05/26/2009	Funds Transfer	CHECK OVERRIDE	05/22/2009	228637 1	228637 1	228637		500.00- USD
05/26/2009	Funds Transfer	CHECK OVERRIDE	05/22/2009	228603 1	228603 1	228603		3,881.54- USD
05/26/2009	Funds Transfer	SAME DAY CR TRANSFER	05/26/2009	LCT91460622400	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	16,779.91 USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228630 1	228630 1	228630		37.00- USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228640 1	228640 1	228640		176.78- USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228609 1	228609 1	228609		500.00- USD

					Customer Custom	Confirmation
Entry Date	Product Type	Transaction Description	Value Date	Bank Reference	Reference	Reference	By Order Of / Beneficiary	Amount
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228642 1	228642 1	228642		650.00- USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228634 1	228634 1	228634		1,068.12- USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228632 1	228632 1	228632		1,674.87- USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228645 1	228645 1	228645		2,569.21- USD
05/27/2009	Funds Transfer	CHECK OVERRIDE	05/26/2009	228638 1	228638 1	228638		14,329.79- USD
05/27/2009	Funds Transfer	ON-US CHECK DR	05/27/2009	228649 1	228649 1	228649		2,000.00- USD
05/28/2009	Funds Transfer	SAME DAY CR TRANSFER	05/28/2009	LCT91480461500	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	17,654.43 USD
05/28/2009	Funds Transfer	ON-US CHECK DR	05/28/2009	228626 1	228626 1	228626		10.00- USD
05/28/2009	Funds Transfer	ON-US CHECK DR	05/28/2009	228636 1	228636 1	228636		182.23- USD
05/28/2009	Funds Transfer	ON-US CHECK DR	05/28/2009	228619 1	228619 1	228619		236.01- USD
05/28/2009	Funds Transfer	ON-US CHECK DR	05/28/2009	228641 1	228641 1	228641		724.63- USD
05/28/2009	Funds Transfer	ON-US CHECK DR	05/28/2009	228627 1	228627 1	228627		1,331.29- USD
05/28/2009	Funds Transfer	ON-US CHECK DR	05/28/2009	228625 1	228625 1	228625		7,961.55- USD
05/29/2009	Funds Transfer	SAME DAY CR TRANSFER	05/29/2009	LCT91490655800	NONREF	NONREF	CITIBANK DEL CUST. TRANS.	2,755.43 USD
05/29/2009	Funds Transfer	ON-US CHECK DR	05/29/2009	228633 1	228633 1	228633		163.69- USD
05/29/2009	Funds Transfer	ON-US CHECK DR	05/29/2009	228616 1	228616 1	228616		591.74- USD
05/29/2009	Funds Transfer	ON-US CHECK DR	05/29/2009	228648 1	228648 1	228649		2,000.00- USD

Credit Count	Total Credit Amount	Debit Count	Total Debit Amount	Cheque Count	Cheque Amount	Net Amount
11	190,970.34 USD	63	199,953.64 USD	63	199,953.64- USD	8,983.30- USD
Cross-currency calculations are at indicative rates
Grand Total	8,983.30- USD

SELECTION CRITERIA
Account Number	ASYST TECHNOLOGIES -AP ACCOUN
Entry Date	05/01/2009 to 05/31/2009
Value Date	05/01/2009 to 05/31/2009
Debit/Credit	Both
Base Currency	USD	U.S. DOLLAR
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Transaction Amount	Descending

Consolidated Currency Totals — Client Level	No
User	MAY	LIU
Share	Private
Format	Excel (XLS)
Favorite	Yes

CITIDIRECT
Account Statement Report
Report Date 06/01/2009 10:48:25 (PDT)
= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number/ Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	05/01/2009

	Current / Closing	Opening Available	Current / Closing	Credit
Opening Ledger Balance	Ledger Balance	Balance	Available Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
109,000.00	102,600.00	109,000.00	100,000.00	6	779,161.53	1	785,561.53	6,400.00	-

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/01/2009	05/01/2009	NONREF	10912103044 1	DEPOSIT*		2,650.50
05/01/2009	05/01/2009	NONREF	20912103039 1	SWEEP PRINCIPAL CR		730,127.95
05/01/2009	05/01/2009	NONREF	20912103041 1	ACH CREDIT		39,675.00
05/01/2009	05/01/2009	NONREF	20912103043 1	SWEEP INTEREST CR		49.08
05/01/2009	05/01/2009	NONREF	30912103045 1	SWEEP PRINCIPAL DR		785,561.53	-
05/01/2009	05/01/2009	NONREF	C0091210958201	SAME DAY CR TRANSFER	EV GROUP GMBH	2,673.00
05/01/2009	05/01/2009	NONREF	G0191210025001	SAME DAY CR TRANSFER	INTEL ELECTRON ICS LTD	3,986.00

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	05/04/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
102,600.00	111,300.00	100,100.00	100,000.00	2	794,410.01	1	785,710.01	8,700.00

					By Order
		Customer	Bank	Transaction	Of/
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Transaction Amount
05/04/2009	05/04/2009	NONREF	10912403047 1	DEPOSIT*		8,848.48
05/04/2009	05/04/2009	NONREF	20912403046 1	SWEEP PRINCIPAL CR		785,561.53
05/04/2009	05/04/2009	NONREF	30912403049 1	SWEEP PRINCIPAL DR		785,710.01	-

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK-CORPORATE
Account Number / Name		ASYST TECHNOLOGIES- CONCENTRATI
Account Currency / Type	USD
Statement Date	05/05/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
111,300.00	108,800.00	102,500.00	100,000.00	4	829,167.01	1	831,667.01	2,500.00-

					By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/05/2009	05/05/2009	NONREF	20912503050 1	SWEEP PRINCIPAL CR		785,710.01
05/05/2009	05/05/2009	NONREF	20912503051 1	ACH CREDIT		41,949.00
05/05/2009	05/05/2009	NONREF	20912503052 1	ACH CREDIT		106.00
05/05/2009	05/05/2009	NONREF	30912503053 1	SWEEP PRINCIPAL DR		831,667.01	-
05/05/2009	05/05/2009	NONREF	S069125019BA01	SAME DAY CR TRANSFER	NXP SEMICONDUCTORS	1,402.00
					NETHERLANDS BV

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITI BANK-CORPORATE

Account Number / Name		ASYST
TECHNOLOGIES—
CONCENTRATI
Account Currency / Type	USD
Statement Date	05/06/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
108,800.00	100,000.00	108,800.00	100,000.00	1	831.667.01	1	840,467.01	8.800.00-

					By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/06/2009	05/06/2009	NONREF	2091260305	SWEEP PRINCIPAL		831,667.01
			4 1	CR
05/06/2009	05/06/2009	NONREF	3091260305	SWEEP PRINCIPAL		840,467.01-
			5 1	DR

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES—CONCENTRATI
Account Currency / Type	USD
Statement Date	05/07/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
100,000.00	100,000.00	100,000.00	100,000.00	4	872,422.54	4	872,422.54	0.00

By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/07/2009	05/07/2009	NONREF	1091270306	DEPOSIT*		26,524.53
2 1
05/07/2009	05/07/2009	NONREF	2091270305	SWEEP PRINCIPAL		840,467.01
			6 1	CR
05/07/2009	05/07/2009	NONREF	2091270305	ACH CREDIT		281.00
8 1
05/07/2009	05/07/2009	NONREF	3091270306	SWEEP PRINCIPAL		724,168.64-
			3 1	DR
05/07/2009	05/07/2009	F3D8071IOL8C0001	C00912707	SAME DAY CR	1/ESEC AG	5,150.00
			79201	TRANSFER
05/07/2009	05/07/2009	D12793804591	LCT912713	SAME DAY DR	VERIZON	773.70-
			40000	TRANSFER	JAPAN LTD
05/07/2009	05/07/2009	D12793810271	LCT912713	SAME DAY DR	ANTHEM	146,720.20-
			41200	TRANSFER	BLUE
CROSS
05/07/2009	05/07/2009	D12793817026	LCT912713	SAME DAY DR	A AND ONE	760.00-
			41700	TRANSFER	PRECISION
ENGINEERI
NG PTE

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name		ASYST TECHNOLOGIES—CONCENTRATI
Account Currency / Type	USD
Statement Date	05/08/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
100,000.00	100,000.00	100,000.00	100,000.00	5	785,684.64	2	785,684.64	0.00

					By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/08/2009	05/08/2009	NONREF	2091280306	SWEEP PRINCIPAL		724,168.64
			4 1	CR
05/08/2009	05/08/2009	NONREF	2091280306	ACH CREDIT		55,600.00
			6 1
05/08/2009	05/08/2009	NONREF	2091280306	ACH CREDIT		393.00
			7 1
05/08/2029	05/08/2009	NONREF	3091280307	SWEEP PRINCIPAL		781,440.94-
			0 1	DR
05/08/2009	05/08/2009	NONREF	C00912817	SAME DAY CR	EV GROUP GMBH	2,673.00
			87701	TRANSFER
05/08/2009	05/08/2009	6008128LEJ570001	F00912801	SAME DAY CR	AVIZA TECHNOLOGY LTD RE	2,850.00
			04A01	TRANSFER	PAYABLES
05/08/2009	05/08/2009	0000000377	LCT912804	SAME DAY DR	ASYST	4,243.70-
			90200	TRANSFER	TECHNOLOGIES AP ACCOUNT

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK — CORPORATE
Account Number / Name	30721087	ASYST TECHNOLOGIES—CONCENTRATI
Account Currency / Type	USD
Statement Date	05/11/2009

			Current / Closing	Credit
	Current / Closing	Opening Available	Available	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
Opening Ledger Balance	Ledger Balance	Balance	Balance
100,000.00	100,100.00	100,000.00	100,000.00	3	783,123.38	1	783,023.38	100.00

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/11/2009	05/11/2009	NONREF	1091310307	DEPOSIT*		170.44
			3 1
05/11/2009	05/11/2009	NONREF	2091310307	SWEEP PRINCIPAL		781,440.94
			1 1	CR
05/11/2009	05/11/2009	NONREF	3091310307	SWEEP PRINCIPAL		783,023.38-
			4 1	DR
05/11/2009	05/11/2009	IH0705072564180	F00913100	SAME DAY CR	ASMLNETHERLANDS B.V.	1,512.00
			1AC01	TRANSFER

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK—CORPORATE
Account Number / Name		ASYST TECHNOLOGIES—CONCENTRATI
Account Currency / Type	USD
Statement Date	05/12/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
100,100.00	156,700.00	100,100.00	100,000.00	4	971,039.64	3	914,439.64	56,600.00

					By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/12/2009	05/12/2009	NONREF	1091320308	DEPOSIT*		56,744.00
			0 1
05/12/2009	05/12/2009	NONREF	1091320308	DEPOSIT*		117,302.26
			1 1
05/12/2009	05/12/2009	NONREF	2091320307 5 1	SWEEP PRINCIPAL		783,023.38
				CR
05/12/2009	05/12/2009	NONREF	3091320308 2 1	SWEEP PRINCIPAL		865,771.43-
				DR
05/12/2009	05/12/2009	0000000377	LCT913204	SAME DAY DR	ASYST	47,082.21-
			13600	TRANSFER	TECHNOLOGIES AP ACCOUNT
05/12/2009	05/12/2009	D13295231367	LCT913214	SAME DAY DR	BOARD OF EQUALIZATION	1,586.00-
			76600	TRANSFER
5/12/2009	5/12/2009	NONREF	S0691320A	SAME DAY CR	ELI GALIMIDI	13,970.00
			99301	TRANSFER

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK
		CITIBANK —
		CORPORATE
Account Number / Name		ASYST
		TECHNOLOGIES—
		CONCENTRATI
Account Currency / Type	USD
Statement Date	05/13/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
156,700.00	157,300.00	100,100.00	100,000.00	6	1,027,521.43	6	1,026,921.43	600.00

					By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/13/2009	05/13/2009	NONREF	10913303092 1	DEPOSIT*		716.00
05/13/2009	05/13/2009	NONREF	20913303083 1	SWEEP PRINCIPAL CR		865,771.43
05/13/2009	05/13/2009	NONREF	20913303085 1	ACH CREDIT		83,400.00
05/13/2009	05/13/2009	NONREF	20913303086 1	ACH CREDIT		4,454.00
05/13/2009	05/13/2009	NONREF	30913303093 1	SWEEP PRINCIPAL DR		973,669.53-
05/13/2009	05/13/2009	01229133908UZNHV	G01913339 24101	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	231.94-
05/13/2009	05/13/2009	01229133908UZN89	G01913339 45501	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	27,000.00-
05/13/2009	05/13/2009	D13395721653	LCT913316 16800	SAME DAY DR TRANSFER	FLEXTRONICS	21,773.85-
05/13/2009	05/13/2009	D13395755480	LCT913316 16900	SAME DAY DR TRANSFER	BRYCON CORPORATION	4,173.22-
05/13/2009	05/13/2009	D13395755499	LCT913316 17000	SAME DAY DR TRANSFER	DIGIKEY CORPORATION	72.89-
05/12/2009	05/13/2009	NONREF	S06913213 FD401	SAME DAY CR TRANSFER	KLA_TENC OR (SINGAPORE) PTE LTD	39,200.00
05/13/2009	05/13/2009	NONREF	S06913304 50001	SAME DAY CR TRANSFER	GRACE SEMICONDUCTOR MANUFACTURING C	33,980.00

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK
		CITIBANK—
		CORPORATE
Account Number / Name		ASYST
		TECHNOLOGIES—
		CONCENTRATI
Account Currency / Type	USD
Statement Date	05/14/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
157,300.00	103,100.00	156,600.00	100,000.00	4	1,000,852.57	2	1,055,052.57	54,200.00-

					By Order
		Customer	Bank	Transaction	Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/14/2009	05/14/2009	NONREF	10913403098 1	DEPOSIT*		2,465.00
05/14/2009	05/14/2009	NONREF	20913403094 1	SWEEP PRINCIPAL CR		973,669.53
05/14/2009	05/14/2009	NONREF	20913403096 1	ACH CREDIT		3,976.80
05/14/2009	05/14/2009	NONREF	30913403099 1	SWEEP PRINCIPAL DR		1,046,127.02-
05/14/2009	05/14/2009	NONREF	G01913408 84501	SAME DAY CR TRANSFER	INTEL ELECTRONICS LTD	20,741.24
05/14/2009	05/14/2009	0000000377	LCT913405 14200	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	8,925.55-

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK
		CITIBANK —
		CORPORATE
Account Number / Name	30721087	ASYST
		TECHNOLOGIES—
		CONCENTRATI
Account Currency / Type	USD
Statement Date	05/15/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
103,100.00	102,400.00	100,700.00	100,000.00	4	1,130,018.82	3	1,130,718.82	700.00-

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/15/2009	05/15/2009	NONREF	20913503100 1	SWEEP PRINCIPAL CR		1,046,127.02
05/15/2009	05/15/2009	NONREF	20913503101 1	ACH CREDIT		55,600.00
05/15/2009	05/15/2009	NONREF	20913503102 1	ACH CREDIT		27,909.42
05/15/2009	05/15/2009	NONREF	20913503103 1	ACH CREDIT		382.38
05/15/2009	05/15/2009	NONREF	30913503106 1	SWEEP PRINCIPAL DR		1,041,564.47–
05/15/2009	05/15/2009	0000000377	LCT91350675300	SAME DAY DR	ASYST
				TRANSFER	TECHNOLOGIES
					AP ACCOUNT	52,950.11–
05/15/2009	05/15/2009	D13596729513	LCT91351623200	SAME DAY DR	FLEXTRONICS
				TRANSFER		36,204.24–

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number/ Name	8462487	ASYST
Branch Number/ Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES- CONCENTRATI
Account Currency / Type	USD
Statement Date	05/18/2009

				Current/ Closing
		Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance		Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
	102,400.00	106,200.00	102,400.00	100,000.00	4	1,050,567.16	1	1,046,767.16	3,800.00

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/18/2009	05/18/2009	NONREF	10913803110 1	DEPOSIT*		6,293.00
05/18/2009	05/18/2009	NONREF	20913803107 1	SWEEP PRINCIPAL CR		1,041,564.47
05/18/2009	05/18/2009	NONREF	20913803108 1	ACH CREDIT		969.69
05/18/2009	05/18/2009	NONREF	30913803111 1	SWEEP PRINCIPAL DR		1,046,767.16–
05/18/2009	05/18/2009	IH1805003077430	C0091382152801	SAME DAY CR TRANSFER	ASM EUROPE B.V.	1,740.00

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES- CONCENTRATI

Account Currency / Type	USD
Statement Date	05/19/2009

				Current/Closing
		Current/Closing	Opening Available	Available			Debit
Opening Ledger Balance		Ledger Balance	Balance	Balance	Credit Count	Total Credit Amount	Count	Total Debit Amount	Net Amount
	106,200.00	114,500.00	100,100.00	100,000.00	3	1,056,653.66	4	1,048,353.66	8,300.00

					By Order	Transaction
		Customer	Bank	Transaction	Of/	Amount
Entry Date	Value Date	Reference	Reference	Description	Beneficiary
05/19/2009	05/19/2009	NONREF	10913903117 1	DEPOSIT*		8,481.50
05/19/2009	05/19/2009	NONREF	20913903112 1	SWEEP PRINCIPAL CR		1,046,767.16
05/19/2009	05/19/2009	NONREF	30913903118 1	SWEEP PRINCIPAL DR		1,018,425.00–
05/19/2009	05/19/2009	ZD81139TJ3278692	C0091391279401	SAME DAY CR TRANSFER	EVATEC AG	1,405.00
05/19/2009	05/19/2009	0000000377	LCT91390431100	SAME DAY DR TRANSFER	ASYST
TECHNOLOGIES
					AP ACCOUNT	28,158.66–
05/19/2009	05/19/2009	D13997621652	LCT91391509700	SAME DAY DR	PATENTAN
				TRANSFER	WALTE
RICHTER,
WERDERM
					ANN	1,500.00–
05/19/2009	05/19/2009	D13997624170	LCT91391559100	SAME DAY DR	ALANTAC
				TRANSFER	TECHNOLOGY
					LTD	270.00–

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES- CONCENTRATI
Account Currency / Type	USD
Statement Date	05/20/2009

				Current/ Closing
		Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance		Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
	114,500.00	108,400.00	106,100.00	100,000.00	3	1,135,178.50	3	1,141,278.50	6,100.00–

					By Order
		Customer	Bank	Transaction	Of/
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Transaction Amount
05/20/2009	05/20/2009	NONREF	20914003119 1	SWEEP PRINCIPAL CR		1,018,425.00
05/20/2009	05/20/2009	NONREF	20914003120 1	ACH CREDIT		115,348.50

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/20/2009	05/20/2009	NONREF	3091400312 4 1	SWEEP PRINCIPAL DR		1,045,363.23	-

05/20/2009	05/20/2009	ZD81140TJ3444421	C00914024 15001	SAME DAY CR TRANSFER	EVATEC AG	1,405.00

05/20/2009	05/20/2009	D14098258082	LCT914018 26000	SAME DAY DR TRANSFER	BOARD OF EQUALIZATION	475.00	-

05/20/2009	05/20/2009	D14098258079	LCT914018 27000	SAME DAY DR TRANSFER	FLEXTRONICS	95,440.27	-

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number /Name	930	NEW YORK CITIBANK - CORPORATE
Account Number/ Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	05/21/2009

			Current /Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
108,400.00	100,000.00	108,400.00	100,000.00	3	1,054,117.23	7	1,062,517.23	8,400.00-

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/21/2009	05/21/2009	NONREF	20914103125 1	SWEEP PRINCIPAL CR		1,045,363.23

05/21/2009	05/21/2009	NONREF	20914103126 1	ACH CREDIT		6,254.00

05/21/2009	05/21/2009	NONREF	20914103127 1	ACH CREDIT		2,500.00

05/21/2009	05/21/2009	NONREF	30914103135 1	SWEEP PRINCIPAL DR		743,712.89	-

05/21/2009	05/21/2009	01229141908WQX9 W	G0191412439201	SAME DAY DR TRANSFER	CITIBANK EUROPE PLC	107,095.00	-

05/21/2009	05/21/2009	0000000377	LCT91410391300	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	1,862.19	-

05/21/2009	05/21/2009	D14198678027	LCT91411240300	SAME DAY DR TRANSFER	SMIF EQUIPMENT (TIANJIN) CO., LTD	64,500.00	-

05/21/2009	05/21/2009	D14198678028	LCT91411240400	SAME DAY DR TRANSFER	ASYST SHINKO TAIWAN INC.	90,000.00	-

05/21/2009	05/21/2009	D14098205873	LCT91411240600	SAME DAY DR TRANSFER	VERIZON JAPAN LTD	1,347.15	-

05/21/2009	05/21/2009	D14198719905	LCT91411574400	SAME DAY DR TRANSFER	SAGUARO TECHNOLOGY, INC.	54,000.00	-

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number/ Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES- CONCENTRATI
Account Currency / Type	USD
Statement Date	05/22/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
100,000.00	100,000.00	100,000.00	100,000.00	5	771,661.36	2	771,661.36	0.00

					By Order
		Customer	Bank	Transaction	Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/22/2009	05/22/2009	NONREF	10914203140 1	DEPOSIT-		26,210.28

05/22/2009	05/22/2009	NONREF	20914203136 1	SWEEP PRINCIPAL CR		743,712.89

05/22/2009	05/22/2009	NONREF	20914203137 1	ACH CREDIT		380.19

05/22/2009	05/22/2009	NONREF	20914203138 1	ACH CREDIT		778.00

05/22/2009	05/22/2009	NONREF	30914203141 1	SWEEP PRINCIPAL DR		761,318.10	-

05/22/2009	05/22/2009	0000000377	LCT91420601600	SAME DAY CR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	10,343.26	-

05/22/2009	05/22/2009	NONREF	S0691420204101	SAME DAY CR TRANSFER	NXP SEMICOND UCTORS NETHERLA NDS BV	580.00

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK - CORPORATE
Account Number / Name		ASYST TECHNOLOGIES - CONCENTRATI
Account Currency / Type	USD
Statement Date	05/26/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
100,000.00	120,500.00	100,000.00	100,000.00	5	793,684.10	4	773,184.10	20,500.00

		Customer	Bank	Transaction	By order Of /	Transaction
Entry Date	value Date	Reference	Reference	Description	Beneficiary	Amount
05/26/2009	05/26/2009	NONREF	10914603148 1	DEPOSIT*		1,600.00
05/26/2009	05/26/2009	NONREF	10914603150 1	DEPOSIT*		18,949.00
05/26/2009	05/26/2009	NONREF	20914603143 1	SWEEP PRINCIPAL CR		761,318.10
05/26/2009	05/26/2009	NONREF	20914603144 1	ACH CREDIT		1,837.00
05/26/2009	05/26/2009	NONREF	30914603151 1	SWEEP PRINCIPAL DR		713,513.10-
05/26/2009	05/26/2009	0000000377	LCT914606 22400	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	16,779.91-
05/26/2009	05/26/2009	D14690220575	LCT914618 24800	SAME DAY DR TRANSFER	FLEXTRONI CS	30,220.47-
05/26/2009	05/26/2009	D14690252409	LCT914620 62900	SAME DAY DR TRANSFER	FLEXTRONI CS	12,670.62-
05/25/2009	05/26/2009	NONREF	S06914603 5D901	SAME DAY CR TRANSFER	Advanced Micro_Fabrication Equipmen	9,980.00

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK-CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	05/27/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
120,500.00	124,100.00	100,100.00	100,000.00	3	725,513.41	2	721,913.41	3,600.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/27/2009	05/27/2009	NONREF	10914703154 1	DEPOSIT*		3,724.31
05/27/2009	05/27/2009	NONREF	20914703152 1	SWEEP PRINCIPAL CR		713,513.10
05/27/2009	05/27/2009	NONREF	30914703155 1	SWEEP PRINCIPAL DR		649,384.82-

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/27/2009	05/27/2009	NONREF	G01914705 70601	SAME DAY CR TRANSFER	INTEL ELECTRON ICS LTD	8,276.00
05/27/2009	05/27/2009	D14790765493	LCT914712 90400	SAME DAY DR TRANSFER	ANTHEM BLUE CROSS	72,528.59-

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK-CORPORATE
Account Number / Name	30721087	ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	05/28/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
124,100.00	166,600.00	120,400.00	100,000.00	5	961,700.02	2	919,200.02	42,500.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/28/2009	05/28/2009	NONREF	10914803160 1	DEPOSIT*		62,945.88
05/28/2009	05/28/2009	NONREF	10914803161 1	DEPOSIT*		7,881.00
05/28/2009	05/28/2009	NONREF	20914803156 1	SWEEP PRINCIPAL CR		649,384.82
05/28/2009	05/28/2009	NONREF	20914803157 1	ACH CREDIT		239,560.00
05/28/2009	05/28/2009	NONREF	30914803163 1	SWEEP PRINCIPAL DR		901,545.59-
05/28/2009	05/28/2009	0000000377	LCT914804 61500	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	17,654.43-
05/28/2009	05/28/2009	NONREF	S06914808 CCA01	SAME DAY CR TRANSFER	TEC_SEM AG	1,928.32

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	930	NEW YORK CITIBANK-CORPORATE
Account Number / Name		ASYST TECHNOLOGIES-CONCENTRATI
Account Currency / Type	USD
Statement Date	05/29/2009

			Current / Closing
	Current / Closing	Opening Available	Available	Credit
Opening Ledger Balance	Ledger Balance	Balance	Balance	Count	Total Credit Amount	Debit Count	Total Debit Amount	Net Amount
166,600.00	162,900.00	103,700.00	100,000.00	3	911,795.59	2	915,495.59	3,700.00-

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
05/29/2009	05/29/2009	NONREF	20914903164 1	SWEEP PRINCIPAL CR		901,545.59
05/29/2009	05/29/2009	NONREF	30914903167 1	SWEEP PRINCIPAL DR		912,740.16-
05/29/2009	05/29/2009	SWF OF 09.05.29	C00914915 55201	SAME DAY CR TRANSFER	1/MIZUHO INFORMATION AND RESEARCH	7,450.00
05/29/2009	05/29/2009	0000000377	LCT914906 55800	SAME DAY DR TRANSFER	ASYST TECHNOLOGIES AP ACCOUNT	2,755.43-
05/29/2009	05/29/2009	NONREF	S06914615 AF901	SAME DAY CR TRANSFER	TEXAS INSTRUMENTS JAPAN LIMITED	2,800.00
SELECTION CRITERIA
Branch	930	NEW YORK CITIBANK-CORPORATE
Account Number		ASYST TECHNOLOGIES-CONCENTRATI
Statement Date	05/01/2009 to 05/31/2009
Cheques	Include Cheques
Page Breaks	Yes
Sort By	Bank Reference	Ascending
Activity Only	No
User	MAY	LIU
Share	Private
Format	Excel (XLS)

Favorite	Yes

CITIDIRECT
Account Statement Report
Report Date 06/05/2009 17:54:21 (PDT)

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/01/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/04/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/05/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/06/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST

Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/07/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/08/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK

Account Number/ Name		ASYST
TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/11/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number/ Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/12/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number/ Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD

Statement Date	05/13/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit Debit		Total Debit Net Amount
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount
NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST DELAWARE
	920	CITIBANK ASYST TECHNOLOGIES-PAYROLL
Branch Number / Name
Account Number/ Name
Account Currency / Type	USD
Statement Date	05/14/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit Debit		Total Debit Net Amount
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount
0.00	0.00	0.00	0.00	0	0.00		0 0.	00 0.00

	Value Date	Customer	Bank	Transaction	By Order Of /
Entry Date		Reference	Reference	Description	Beneficiary	Transaction Amount
NO ACCOUNT ACTIVITY

= Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST DELAWARE CITIBANK ASYST TECHNOLOGIES-PAYROLL
Branch Number / Name	920
Account Number / Name
Account Currency / Type	USD
Statement Date	05/15/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/18/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number /Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/19/2009

	Current/		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/20/2009

	Current /		Current/
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number/ Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/21/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number /Name	8462487	ASYST
Branch Number/ Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/22/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number/ Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/26/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of/
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Transaction Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST

Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/27/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK
Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/28/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY

=	Indicates Calculated Balances

Bank Name	CITIBANK
Customer Number / Name	8462487	ASYST
Branch Number / Name	920	DELAWARE CITIBANK

Account Number / Name		ASYST TECHNOLOGIES-PAYROLL
Account Currency / Type	USD
Statement Date	05/29/2009

	Current /		Current /
	Closing	Opening	Closing
	Ledger	Available	Available	Credit	Total Credit	Debit	Total Debit
Opening Ledger Balance	Balance	Balance	Balance	Count	Amount	Count	Amount	Net Amount
0.00	0.00	0.00	0.00	0	0.00	0	0.00	0.00

		Customer	Bank	Transaction	By Order Of /	Transaction
Entry Date	Value Date	Reference	Reference	Description	Beneficiary	Amount

NO ACCOUNT ACTIVITY
SELECTION CRITERIA

Branch	920	DELAWARE CITIBANK
Account Number		ASYST TECHNOLOGIES-PAYROLL
Statement Date	05/01/2009 to 05/31/2009

Cheques	Include Cheques
Page Breaks	Yes
Sort By	Bank Reference	Ascending
Activity Only	No
User	MAY	LIU
Share	Private
Format	Excel (XLS)
Favorite	Yes

Account Details
Requested Date: From: 05/01/2009 To: 05/31/2009
Generated On: 06/05/2009

Deposit Account	As of 05/01/2009
Account:	—ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION

Account Summary	Amount
Opening Ledger Balance	$365.98
Total Debits(0)	$0.00
Total Credits(1)	$94.93
Closing Ledger Balance	$460.91
1 Day Float	$0.00
2 or More Days Float	$0.00
Available Balance	$460.91
Detail Credit Transactions

Date	Transaction Description	Bank Ref#	Cust Ref#	Amount
05/01/2009	REV ANALYSIS SERVICE CHARGE 4/27 0	900	0	$94.93

Deposit Account	As of 05/02/2009
Account:	—ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION
     There are no account details for this day.

Deposit Account	As of 05/03/2009
Account:	—ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION
     There are no account details for this day.

Deposit Account	As of 05/04/2009
Account:	—ASYST TECHNOLOGIES INC — DEBTOR IN POSSESION

Account Summary	Amount
Opening Ledger Balance	$460.91
Total Debits(0)	$0.00
Total Credits(0)	$0.00
Closing Ledger Balance	$460.91
1 Day Float	$0.00
2 or More Days Float	$0.00
Available Balance	$460.91